                                                                   Exhibit 10.31



                     ASSIGNMENT OF LEASEHOLD IMPROVEMENTS

     THIS ASSIGNMENT made and entered into this _9th_ day of December, 1997, by and between Ocean Palms Development Corporation, a corporation organized and existing under the laws of the State of Florida, with offices located at 1200 North Ocean Blvd., Pompano Beach, FL 33062 (hereinafter referred to as "Assignor"), and Capitol Resorts of Florida, Inc., a corporation organized and existing under the laws of the State of Florida, with offices located at 10605 Maumelle Blvd., #C, Maumelle, AR 72133 (hereinafter referred to as "Assignee");


                                  WITNESSETH:

     WHEREAS, Assignor is the title holder to all those certain leasehold improvements (hereinafter referred to as the "Leasehold Improvements") presently located on the real estate (which real estate is more specifically described in Exhibit "A" attached hereto and by reference made a part hereof) subject to that certain Ninety-Nine Year Ground Lease wherein Nancy H. Newell and Jane H. Tubbs, joined by their respective spouses, and/or their respective successors and/or assigns, are Lessor, and Assignor, through mesne assignments, is Lessee, executed the 10th day of February, 1965, and recorded in Official Record Book 2973, at page 677, and re-recorded in Official Records Book 3069, at page 186, of the Public Records of Broward County, Florida (hereinafter referred to as the 'tease"); and

     WHEREAS, Assignor is desirous of assigning all of its right, title and interest in and to the Leasehold Improvements to Assignee, and Assignee is desirous of accepting said assignment and of assuming all of Assignor's duties and obligations for said Leasehold improvements;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements as hereafter set forth and the sum of TEN ($10.00) DOLLARS in hand paid by the Assignee to the Assignor, receipt whereof is hereby acknowledged by the Assignor, the parties agree as follows:

1. The Assignor does hereby assign, transfer and set over unto the Assignee, all of its right, title and interest in and to the Leasehold Improvements presently located on the real estate which is subject to the Lease, being that certain Ninety-Nine Year Ground Lease executed the lOth day of February, 1965, and recorded in Official Record Book 2973, at page 677, and re-recorded in Official Records Book 3069, at page 186, of the Public Records of Broward County, Florida

2. The Assignee shall and does hereby accept the assignment of the Leasehold Improvements and in so doing and as part of the consideration for this Assignment, Assignee shall and does hereby accept and assume and agree to carry out and perform all of the terms, covenants and conditions of the Lease which on the part of the Lessee, are to be carried out and performed.


IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.



Witnessed
                                         ASSIGNOR:
                                         OCEAN PALMS DEVELOPMENT
/s/ Michael M. Wallack                   CORPORATION, a Florida
                                         corporation

                                         By:/s/ Diane Bloom
                                         Diane Bloom, President


                                         {Corporate Seal}

                                         ASSIGNEE:
                                         CAPITOL RESORTS OF
                                         FLORIDA, INC., a Florida
                                         corporation


/s/ Michael M. Wallack                   By:/s/ David Paes



                                         David Paes, Vice President


{Corporate Seal}


:STATE OF FLORIDA COUNTY OF BROWARD

The foregoing instrument was acknowledged before me this 9/th/ day  of
                                                         ----------
December, 1997, by Diane Bloom, as President of Ocean Palms Development
--------------
corporation, a Florida corporation, who is personally known to me, or who has
                                           ----------------------
produced as identification.

                              Signature Person Taking Acknowledgment

                              /s/ Michael M. Wallack

STATE OF Florida

COUNTY OF Broward


                        SS:
The foregoing instrument was acknowledged before me this 9th day of December, 1997, by David Paes, as Vice President of Capitol Resorts of Florida, a Florida
----
corporation, who is personally known to me, or who has produced AR Drivers License as identification.



                                 (Signature of Person Taking Acknowledgment)



                                 /s/ Michael M. Wallack


                                 MICHAEL M. WALLACK
                                 MY COMMISSION # CC 544401
                                 EXPIRES: April 8, 2000

                                    Page 3
                                  EXHIBIT "A"

                               LEGAL DESCRIPTION
                               ----- -----------

Lots 14, 15 and 16 in Block 13 of POMPANO BY THE SEA
RESUBDIVISION, according to the Plat thereof recorded in Plat Book 1, Page 22 of the Public Records of Broward County, Florida.

TOGETHER WITH that Portion of the East one-half of Alta Avenue, lying West of and adjacent to Lots 14, 15 and 16, in said Block 13.

TOGETHER WITH the following described property:

Begin at the intersection of the Center Line of Alta Avenue with a westerly extension of the North boundary of Lot 16, Block 13 as shown on the Plat of POMPANO BY THE SEA, as recorded in Plat book 1, Page 22 of the Public Records of Broward County, Florida; thence Westerly along said Westerly extension of the North boundary line of said Lot 16 a distance of 15.91 feet; thence Southerly, making an included angle of 104 degrees, 14', 30" a distance of 123.76 feet; thence Easterly with an included angle of 75 degrees, 45', 30" a distance of
45.64 feet to the Center Line of Alta Avenue; thence North along said Center Line a distance of 120.0 feet more or less to the point of beginning.